Semiannual Report

Tax-Efficient
Funds
August 31, 2002

T. Rowe Price(registered trademark)                  (registered trademark)



Report Highlights
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Tax-Efficient Funds

o    Stocks fell but municipal bonds rose in the six-month period ended August
     31.

o The Tax-Efficient Funds produced negative returns but performed better than their Lipper benchmarks due to sector weightings and good relative performance of our holdings.

o The funds' pretax and after-tax total returns since inception exceeded those of their benchmarks.

o For each fund, we purchased shares of companies with attractive prospects and eliminated those with deteriorating outlooks.

o The forces keeping interest rates low may linger for some time and help sustain demand for and performance of bonds, but we believe equities will produce better returns over long periods of time.

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Fellow Shareholders

Stocks fell sharply but municipal bond prices rose as interest rates continued to decline in the six-month period ended August 31, 2002. Investors generally avoided aggressive investments amid lackluster corporate earnings news, concerns about the vitality of the economic recovery, and disgraceful behavior by some prominent corporate executives. The Tax-Efficient Funds produced negative returns but held their value better than their Lipper benchmarks during the period.


MARKET ENVIRONMENT

     Six months ago, the economy was well positioned for recovery from last year's modest recession. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage economic growth and a quick turnaround from the weaker economy in 2001.

Municipal Bond And Note Yields
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                                  Index 1          Index 2               Index3
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8/31/01                           4.95                 3.3                 2.45
9/30/01                           5.07                3.22                  2.2
10/31/01                          4.93                3.13                    2
11/30/01                          5.06                 3.4                    2
12/31/01                          5.24                3.58                  1.9
1/31/02                           5.11                3.57                 1.65
2/28/02                           5.03                3.34                 1.55
3/31/02                           5.3                 3.97                 2.25
4/30/02                           5.19                3.41                 1.95
5/31/02                           5.17                3.31                  1.8
6/30/02                           5.15                3.09                 1.55
7/31/02                           5.01                2.85                 1.55
8/31/02                           4.89                2.68                  1.5

Source: T. Rowe Price Associates.
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     As the current period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused in the summer months. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand.

     With the Fed holding short-term interest rates steady and the stock market struggling, investors moved increasingly into the bond market. Fixed-income securities fared well against this backdrop, as both taxable and municipal yields ended the period lower than where they started. Longer-term rates fell less than short term, as shown in the chart on page 1, reflecting investor optimism that the economy would recover and strengthen over time.

     In the face of declining tax receipts, municipalities continued to borrow aggressively. Nationwide, 2001 municipal bond issuance narrowly missed setting an all-time record high at $286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. As the year progressed, the increased issuance was met with strong demand from both individual investors and institutions, which supported municipal bond prices. Higher-quality bonds posted the best performance, and lower-rated issues were held back by a weaker economy and greater credit risk aversion. Toward the end of the period, when long-term yields fell below 5%, many outstanding bonds began to trade to their shorter call dates, thus reducing their potential for additional capital appreciation.

     Equity investors looking for capital appreciation in the last six months were sorely disappointed. Stocks fell sharply across the board amid fears that the economic and corporate earnings recoveries would be sluggish for some time. Small-cap shares fared about the same as their large-cap brethren: the small-cap Russell 2000 Index returned -16.16%, while the large-cap S&P 500 Index returned -16.60%. Virtually all major stock market segments produced negative returns in the last six months. Among the weakest were semiconductor and software stocks, pharmaceuticals, and media shares in the consumer discretionary sector. In contrast, health care providers and service companies, as well as makers of household products, were among the few areas that produced gains.

     Both value and growth stocks declined in the last six months, but value once again fared better than growth, extending a trend that began when the stock market peaked in March 2000. However, in the weeks following the market's late-July nadir, stocks of growth companies rebounded strongly and outpaced their value counterparts. This suggests that investors are recognizing that such companies should have greater earnings potential as the economy strengthens over the next few years. In addition, it affirms our belief that abandoning good growth companies and chasing the best performers in the short term-particularly during adverse periods for the economy and the stock market-is the wrong strategy for long-term investors. Our guiding investment philosophy, described on the next page, is what we believe will serve you best as an investor in the Tax-Efficient Funds.


INVESTMENT PHILOSOPHY

     o The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth invests in small- and mid-cap growth companies.

     o Our objective is to produce the best after-tax returns possible. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital.

     o We will keep our cash position low and stay almost fully invested, since we believe successful market timing is nearly impossible.

     o We will make new purchases opportunistically, but not trade opportunistically or rotate from sector to sector in an effort to capture short-term outperformance.

     o We will purchase stocks that meet our criteria even though it may be evident that time and patience will be required before the investment pays off. It is important to note, therefore, that performance over short periods will often deviate, both positively and negatively, from that of competing funds more focused on pretax returns.

     o We will let our winners run and try not to realize gains unless a company's long-term outlook has deteriorated materially. In addition, we will sell investments that have declined (i.e., "harvest" losses) to build up tax losses that can be used to offset future gains.

*    Comparisons to the Lipper Large-Cap Growth Funds Index use calculations by
     T. Rowe Price based on the most current available data from Lipper Inc.


CHARACTERISTICS OF THE FUNDS

     Both of our large-cap equity portfolios are more growth oriented than the S&P 500, as illustrated by the portfolio characteristics tables that appear in the performance discussion of each fund. However, they are slightly less growth oriented than other large-cap growth funds*, reflecting the less aggressive nature of our approach. We have materially higher return on equity-one of the most important measures we consider when evaluating our current and prospective investments-than the S&P 500 and other growth portfolios. The funds have a modestly higher anticipated long-term growth rate than the S&P 500, as well as a lower yield. In addition, the betas (a measure of volatility) of the Tax-Efficient Balanced Fund's equity portfolio and the Tax-Efficient Growth Fund are lower than that of other growth funds but modestly higher than the S&P 500's. Each fund's P/E ratio is basically in line with that of other large-cap growth funds.

     The Tax-Efficient Multi-Cap Growth Fund, as shown in the table on page 11, has several characteristics similar to those of its Russell benchmark. Their returns on equity at the end of August were the same, and the projected five-year earnings growth rates of our holdings were slightly higher than the benchmark. The fund's dividend yield and P/E ratio were also slightly higher. In addition to our tax-efficient strategy, what sets this fund apart from most small- and mid-cap funds is that we will not sell successful investments simply because their market capitalizations have become too large. (Most small- and mid-cap funds must do that to adhere to their stated investment strategies.) As many of the fund's holdings grow, hopefully, into bigger companies over time, we will seek to maintain our mid-cap orientation by directing new purchases to mid- and small-cap companies. The fund is well diversified with more than 200 companies. The number of holdings takes into account the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate is expected. We will eliminate those that falter and reinvest the proceeds into companies with stronger prospects.


INVESTMENT STRATEGY

     Our strategy for each fund in the last six months, as always, was to focus on companies with good prospects that could be held over the long term. The continued decline in the equity market provided us with additional opportunities in most major sectors to purchase-at attractive prices-companies that we believe have the best potential for strong and sustainable earnings growth.

     Media companies continued to struggle, as the economy remained sluggish in the last six months. We purchased additional shares of Omnicom, Disney, and Viacom for the Tax-Efficient Balanced and Tax-Efficient Growth Funds because we believe they will become more valuable as the economy grows over the next few years. For the Tax-Efficient Multi-Cap Growth Fund, we added Dow Jones and increased exposure to Catalina Marketing, Spanish Broadcasting, and Regent Communications. Health care stocks became increasingly attractive in the last six months, which prompted us to buy additional shares of pharmaceutical companies GlaxoSmithKline, Pfizer, Wyeth, and Eli Lilly for the Balanced and Growth Funds. For the Multi-Cap Growth Fund, we purchased Allergan and Shire Pharmaceutical. Health care providers UnitedHealth Group and Cardinal Health are producing the type of strong and sustainable earnings growth we look for, so we added them to the Balanced Fund and purchased additional shares for the Growth Fund. We also added McKesson HBOC, Renal Care Group, and Henry Schein, a distributor of dental and medical products and services, to the Multi-Cap Growth Fund.

     Stock prices in the embattled technology sector slid to levels not seen since 1996 (as measured by the tech-heavy Nasdaq Composite Index), offering potentially great bargains for patient long-term investors. For the Balanced and Growth Funds, we purchased additional shares of semiconductor stocks Analog Devices and Xilinx and tech bellwethers Microsoft, Dell Computer, and Cisco Systems. For the Multi-Cap Growth Fund, we added Network Associates and Webex Communications and bought additional shares of software companies Internet Security Systems, Computer Associates, Check Point Software Technologies, and Mercury Interactive.

     The financial sector offered some interesting opportunities in the last six months. For the Balanced and Growth Funds, we purchased credit rating agency Moody's and added to our position in Bank of New York. In the Multi-Cap Growth Fund, we purchased additional shares of Northern Trust and added insurance broker Willis Group Holdings. We also added Charles Schwab to the Multi-Cap Growth Fund (and purchased additional shares for the other two portfolios). The company is a great franchise with strong brand recognition.

     One area that held up well in the last six months (in fact, for the last two years) is the consumer staples sector because the need for food and other basic consumer products is less affected by the state of the economy. Valuations in the sector seem relatively high, however, and companies in other sectors offer lower valuations and greater long-term potential, so we are not currently emphasizing this segment.

     From each of the funds, we eliminated several companies whose longer-term prospects were either less certain or less favorable than before. In most cases, these actions resulted in tax losses that we could use to offset future gains.


Tax-Efficient Balanced Fund
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     Reflecting weakness in equities that was partially offset by robust performance of municipal bonds, your fund returned -7.26% in the six-month period ended August 31. The fund outperformed the Lipper Balanced Funds Index, as shown in the table, but lagged a hypothetical portfolio of stocks and municipal bonds because the fund's growth-oriented equity portfolio trailed the S&P 500. For the 12-month period, the fund returned -6.28%, which was again better than the Lipper benchmark but worse than the combined index portfolio because the municipal bond portfolio did not perform as well as the Lehman index over the last year.

Performance Comparison
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  Periods Ended 8/31/02                           6 Months            12 Months
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  Tax-Efficient Balanced Fund                       -7.26%               -6.28%

  Lipper Balanced Funds Index                        -8.53                -8.71

  Combined Index Portfolio*                          -6.07                -5.69

* An unmanaged portfolio of 48% stocks (S&P 500 Index) and 52% bonds (Lehman Municipal Bond Index).
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     The fund's longer-term performance has been very favorable relative to that of its benchmarks. In cumulative terms, the fund has returned 34.63% since its inception on June 30, 1997, versus 20.95% for the Lipper Balanced Funds Index and 27.64% for the combined index portfolio. The fund's strong pretax performance places it in the top 16% of the Lipper balanced funds universe since its inception. This affirms our belief that a balanced portfolio of solid growth companies with sustainable profitability and tax-free municipal bonds can be tax-efficient and less volatile than an all-stock fund, yet still provide favorable long-term returns to investors.

Security Diversification
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Investment-Grade Municipal Bonds                                   50

Noninvestment-Grade Municipal Bonds                                 2

Large-Cap Stocks                                                   43

Mid- and Small-Cap Stocks                                           3

International Stocks                                                1

Other and Reserves                                                  1


Based on net assets as of 8/31/02.
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     (Lipper ranked the Tax-Efficient Balanced Fund 103 out of 500, 44 out of
     317, and 46 out of 300 funds for the 1-year, 5-year, and since-inception periods ended August 31, 2002, respectively. Past performance cannot guarantee future results.)

     In the last six months, the fund's stock portfolio (which represented 47% of assets at the end of August) fared better than the typical large-cap growth fund because of our sector weightings. Overweighting the consumer staples sector and good performance of Procter & Gamble and Coca-Cola greatly helped performance, but weakness in the consumer discretionary sector, particularly media names AOL Time Warner, Omnicom, and Univision Communications, hurt our results. Our information technology and financial holdings performed relatively well, but weakness in our health care holdings-particularly pharmaceuticals-detracted from results.

     For the 12-month period ended August 31, both good stock selection and our sector allocations helped the stock portfolio's performance relative to competing large-cap growth portfolios. Overweighting and good stock selection among consumer staples companies helped fund performance. Overweighting financials was also beneficial; Freddie Mac, Fannie Mae, and Marsh & McLennan were among our best performers in this area. Low exposure to the telecommunications sector (we owned only Vodafone) and avoiding utilities and industrial firm Tyco International also worked in our favor. On the downside, our health care and media holdings generally detracted from performance. In addition, our lack of exposure to the energy sector was a negative.

Equity Portfolio Characteristics
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                                             Tax-Efficient
As of 8/31/02                                Balanced Fund              S&P 500
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Earnings Growth Rate
Past 5 Years                                          14.9%                11.3%

Estimated Next 5 Years1                               14.4                 13.4

Profitability - Return on
Equity Latest 12 Months                               21.6                 18.6


Average Company Yield2                                 1.1                  1.7

P/E Ratio (Based on Next 12
Months Estimated Earnings)                           19.0X                16.9X

Market Capitalization (bil)1                          50.1                 46.2

1Source data: IBES.  2Source data: Value Line.

Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

     Six-month performance for the municipal bond portion of the fund (52% of assets at the end of August) was favorable, as mentioned earlier. Our prior emphasis on higher-coupon securities paid off as a number of existing positions were refunded to their early call dates, providing a nice one-time boost to the fund's net asset value. The health care sector also continued to add value, as several of our positions in this area were among our best performers.

     At the outset of the fund's fiscal year, a high level of new municipal issuance weighed on the performance of municipal bonds. Also, we were cautious about the outlook for interest rates, so we trimmed some of our longer-term positions to reduce the bond portfolio's sensitivity to rate fluctuations. As it became more evident the economy was languishing, we placed greater emphasis on 20-year bonds with attractive yields, particularly because shorter-term securities-which now offer very low yields-have performed so well over the past 18 months.

     Your fund's tax efficiency ratio-after-tax returns divided by pretax returns-since inception is still greater than 98% (assuming you did not sell your shares at the end of the period). The only taxable distributions we have made have been dividends on our stock holdings. Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 7.0% of net assets. This is a valuable resource that can be used in the future to offset capital gains that the fund may incur so that they are not passed on to you.


TAX-EFFICIENT GROWTH FUND

     Your fund returned -18.43% and -17.72% for the 6- and 12-month periods ended August 31, respectively. As shown in the table, the fund fared better than the Lipper Large-Cap Growth Funds Index in both time frames. The fund outperformed the S&P 500 Index over the last year but lagged the index in the last six months-a period during which value stocks held up better than growth.


Performance Comparison
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Periods Ended 8/31/02                             6 Months            12 Months
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Tax-Efficient Growth Fund                          -18.43%              -17.72%

Lipper Large-Cap Growth
Funds Index                                         -18.58               -21.63

S&P 500 Index                                       -16.60               -18.00
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     Despite the fact that equity market returns have been dismal since the fund's inception on July 30, 1999, it has strongly outperformed its benchmarks. In cumulative terms, the fund has returned -24.30% since its inception, versus -42.02% for the Lipper Large-Cap Growth Funds Index and -28.24% for the S&P 500. This supports our belief that owning a portfolio of solid growth companies with sustainable profitability can help investors weather market downturns and is the best strategy for taxable investors over the long term.

     Since the end of February, the fund's results were hurt by poor performance of our media holdings in the consumer discretionary sector and pharmaceutical shares in the health care space. However, generally favorable sector allocations neutralized these negatives. For example, overweighting and good stock selection in the consumer staples sector and very low exposure to the telecommunication services sector were positives. Underweighting technology relative to other large-cap growth funds was also helpful. In addition, overweighting financials and relatively favorable performance of our holdings were beneficial.

     For the 12-month period, both sector weightings and good stock selection helped the fund outperform other large-cap growth funds, while sector weightings were the dominant factor for the fund's outperformance of growth funds in general. Overweighting and good stock selection in the consumer staples sector were big positives; Procter & Gamble performed especially well, rising 23% over the last year. Avoiding utilities and very low exposure to telecommunication services stocks were also favorable stances. In addition, overweighting the financial sector and strong relative performance of mortgage companies Fannie Mae and Freddie Mac greatly added value. On the downside, weakness in the consumer discretionary sector, namely media names, hurt the fund's performance relative to other growth funds and the S&P 500. Likewise, weakness in our health care holdings hurt performance relative to other large-cap growth funds and the S&P 500. In addition, our lack of energy-sector exposure was a slight negative.


Sector Diversification
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Financials                                                         23

Consumer Discretionary                                             20

Health Care                                                        18

Information Technology                                             14

Consumer Staples                                                   12

Industrials And Business Services                                  11

Materials                                                           1

Reserves                                                            1

Based on net assets as of 8/31/02.
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     Sector allocations were virtually unchanged over the last six months. The fund's heaviest commitments, as shown in the pie chart, were in the financial, consumer discretionary (which includes media), and health care sectors. We believe these areas offer some of the most promising opportunities for long-term growth. Percentage allocations to the information technology, consumer staples, and industrials and business services segments were somewhat lower, but collectively, they represented more than one-third of the fund's assets. We continued to avoid the energy, utility, and telecommunications sectors because very few companies in those areas offer high returns on equity and above-average growth.

Portfolio Characteristics

                                             Tax-Efficient
As of 8/31/02                                  Growth Fund              S&P 500
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Earnings Growth Rate

Past 5 Years                                          14.9%                11.3%

Estimated Next 5 Years1                               14.3                 13.4

Profitability - Return on
Equity Latest 12 Months                               23.0                 18.6

Average Company Yield2                                 1.1                  1.7

P/E Ratio (Based on Next 12
Months Estimated Earnings)1                          19.3X                16.9X

Market Capitalization (bil)                           44.6                 46.2

1Source data: IBES.  2Source data: Value Line.
Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

     The fund has made no taxable distributions since it commenced operations over three years ago, so its tax efficiency ratio-after-tax returns divided by pretax returns-since inception has been 100% (assuming you did not sell your shares at the end of the period). Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 27.2% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.


TAX-EFFICIENT MULTI-CAP GROWTH FUND

     Your fund returned -18.84% and -18.74% for the 6- and 12-month periods ended August 31, respectively. Although returns on an absolute basis were poor, the fund fared much better than its benchmarks in both periods, as shown in the table. The fund has also held up much better than the indexes since its inception on December 29, 2000. Its cumulative total return through the end of August was -30.20%, compared with -42.50% for the Lipper benchmark and -42.32% for the Russell index.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Tax-Efficient Multi-Cap
Growth Fund                                        -18.84%              -18.74%

Lipper Mid-Cap Growth
Funds Index                                         -20.30               -25.70

Russell Midcap Growth Index                         -20.85               -23.38
--------------------------------------------------------------------------------

In the last six months, the fund outperformed its Lipper index because of good stock selection, while our sector weightings helped us outpace the Russell benchmark. Strong stock selection in the faltering technology sector greatly helped performance relative to both indexes; Intuit, one of our biggest gainers in the last six months, rose 18%. Overweighting the financial sector was also a significant factor. Health care stock selection was relatively favorable, but underweighting the sector reduced our advantage relative to Lipper. On the downside, weak performance of consumer discretionary stocks, which we overweighted, hurt performance relative to the Russell benchmark. Media company TMP Worldwide was particularly sluggish. Also, our lack of energy sector exposure was disadvantageous.


Sector Diversification
--------------------------------------------------------------------------------

Consumer Discretionary                                             24

Information Technology                                             20

Financials                                                         19

Industrials And Business Services                                  17

Health Care                                                        16

Consumer Staples                                                    3

Materials                                                           1


Based on net assets as of 8/31/02.
--------------------------------------------------------------------------------

     Over the last 12 months, both stock selection and our sector weightings contributed strongly to the fund's outperformance. For example, overweighting the financial sector and strength in Moody's and Brown & Brown were positive factors. Underweighting the health care sector and strong gains in WellPoint Health Networks and Anthem were also beneficial. In addition, underweighting the tech sector and overweighting industrial and business services stocks relative to the Russell benchmark also helped. On the downside, our lack of energy exposure was a major negative.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                                                        Russell
                                             Tax-Efficient               Midcap
                                                 Multi-Cap               Growth
As of 8/31/02                                  Growth Fund                Index
--------------------------------------------------------------------------------

Earnings Growth Rate
Past 5 Years                                          17.1%                16.2%

Estimated Next 5 Years1                               17.6                 17.5

Profitability - Return on

Equity Latest 12 Months                               17.9                 17.9

Average Company Yield                                  0.5                  0.4

P/E Ratio (Based on Next 12
Months Estimated Earnings)1                          20.5X                19.5X

Market Capitalization (bil)                            4.1                  4.0


1Source data: IBES.  2Source data: Value Line.

Forecasts are in no way indicative of future investment returns.

--------------------------------------------------------------------------------

     The fund remained heavily concentrated in five key growth sectors, and allocations did not change significantly in the last six months. The largest changes were a decrease in information technology from 25% to 20% of fund assets, which was largely a reflection of declining stock prices, and an increase in health care from 13% to 16%. The consumer discretionary sector edged lower from 25% to 24%, but this segment-which includes the battered media industry-now represents our largest sector commitment. Sectors with marginally greater representation included industrials and business services and financials.

     The fund's tax efficiency since its inception has been 100% (assuming you did not sell your shares at the end of the period). In other words, we have made no taxable distributions since the fund commenced operations at the end of 2000. The fund has built up a tax-loss carryforward equivalent to 33.0% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.


OUTLOOK

     We are balanced on our long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both the taxable and tax-free bond markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner.

     The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the economic recovery strengthen before raising interest rates from historically low levels. Municipal bonds continue to offer an attractive alternative to taxable bonds as after-tax yields remain high, a factor that may cushion municipal returns should rates rise. A fundamental shift by investors toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

     Notwithstanding the current economic uncertainty, we believe that equities will produce better returns than bonds over long periods of time. It is true that recent stock market performance has been discouraging, but we know that it cannot continue indefinitely. The economy is growing, consumer spending has remained strong, interest rates are at or near 40-year lows, and corporate earnings are improving. In addition, the implementation of accounting reforms and the increased scrutiny and pressure on auditors following the implosion of several former highfliers will lead to cleaner and clearer financial reporting, helping to boost investor confidence. These factors should eventually lead to better market performance, although the returns of the late 1990s probably will not be seen again for many years.

     Growth stocks have been out of favor for more than two years, and many companies whose fundamentals have not deteriorated have been abandoned by investors with short time horizons. We do not intend to follow the crowd. We will continue to look for favorable risk-versus-reward opportunities. In fact, we consider this to be a good time for long-term investors to buy companies with a history of, and strong potential for, solid earnings growth at very attractive prices.

     We believe our long-term results will ultimately affirm our strategy of focusing on quality growth stocks. Companies with sustainable growth and profitability make the best long-term investments, in our opinion, and we will continue to use intensive research to identify companies with the best prospects while attempting to produce attractive long-term after-tax returns.

     Respectfully submitted,
     Donald J. Peters
     Cochairman of the Investment Advisory Committee,
     Tax-Efficient Balanced Fund



     Chairman of the Investment Advisory Committee,
     Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds



     Hugh D. McGuirk
     Cochairman of the Investment Advisory Committee,
     Tax-Efficient Balanced Fund

     September 17, 2002


     The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds' investment programs.


T. Rowe Price Tax-Efficient Funds
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Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR Diversification

Tax-Efficient Balanced Fund

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------

Financials                                              10%                  11%

Consumer Discretionary                                  11                   10

Health Care                                              9                    9

Information Technology                                   8                    7

Industrials and Business Services                        5                    5

Consumer Staples                                         5                    5

Total                                                   48%                  47%
--------------------------------------------------------------------------------

Bonds and Reserves
--------------------------------------------------------------------------------

Water and Sewer Revenue                                 10%                   8%

Hospital Revenue                                         7                    7

General Obligations - State                              6                    5

Dedicated Tax Revenue                                    4                    5

Electric Revenue                                         5                    4

General Obligations - Local                              5                    4

Prerefunded                                              0                    4

Housing Finance Revenue                                  3                    3

Air and Sea Transportation                               2                    3

Lease Revenue                                            2                    3

All Other                                                6                    6

Reserves                                                 2                    1

Total                                                   52%                  53%
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

LARGEST HOLDINGS

Tax-Efficient Balanced Fund

                                                           Percent of
                                                           Net Assets
                                                              8/31/02
--------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------

Pfizer                                                            1.8%

GE                                                                1.6

Microsoft                                                         1.6

Viacom                                                            1.5

Fannie Mae                                                        1.4

Wal-Mart                                                          1.4

Freddie Mac                                                       1.4

Citigroup                                                         1.2

Johnson & Johnson                                                 1.2

Marsh & McLennan                                                  1.1

Total                                                            14.2%
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                              8/31/02
--------------------------------------------------------------------------------

Bonds
--------------------------------------------------------------------------------

District of Columbia                                              4.1%

Houston, TX Water and Sewer                                       3.0

Georgia                                                           2.8

Massachusetts Water Pollution                                     2.7

Baltimore                                                         2.7

New York City Transitional Fin. Auth.                             2.6

West Virginia                                                     2.5

Michigan Hosp. Fin. Auth.                                         2.5

Dallas County Utility and

Reclamation Dist.                                                 2.4

Port of Seattle                                                   2.4

Total                                                            27.7%



*    Position added

**   Position eliminated

--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

Tax-Efficient Growth Fund

                                                           Percent of
                                                           Net Assets
                                                              8/31/02
--------------------------------------------------------------------------------

Pfizer                                                            3.5%

Freddie Mac                                                       3.4

Microsoft                                                         3.4

Fannie Mae                                                        3.4

GE                                                                3.3
--------------------------------------------------------------------------------

Johnson & Johnson                                                 3.0

Wal-Mart                                                          2.9

Viacom                                                            2.8

Citigroup                                                         2.3

American International Group                                      2.3
--------------------------------------------------------------------------------

McGraw-Hill                                                       2.2

Omnicom                                                           2.0

Marsh & McLennan                                                  2.0

First Data                                                        1.8

State Street                                                      1.7
--------------------------------------------------------------------------------

Merck                                                             1.7

Wyeth                                                             1.7

Clear Channel Communications                                      1.6

PepsiCo                                                           1.5

Coca-Cola                                                         1.5
--------------------------------------------------------------------------------

Cisco Systems                                                     1.5

Procter & Gamble                                                  1.4

Home Depot                                                        1.4

GlaxoSmithKline                                                   1.3

Intel                                                             1.2
--------------------------------------------------------------------------------

Total                                                            54.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

Tax-Efficient Multi-Cap Growth Fund

                                                             Percent of
                                                             Net Assets
                                                                8/31/02
--------------------------------------------------------------------------------

Omnicom                                                           1.1%

Moody's                                                           1.1

Intuit                                                            1.0

Wellpoint Health Networks                                         1.0

Apollo Group                                                      1.0
--------------------------------------------------------------------------------

Maxim Integrated Products                                         0.9

Meredith                                                          0.9

Linear Technology                                                 0.9

Cintas                                                            0.9

Ecolab                                                            0.9
--------------------------------------------------------------------------------

Williams-Sonoma                                                   0.9

Choicepoint                                                       0.8

Starbucks                                                         0.8

BISYS Group                                                       0.8

Altera                                                            0.8
--------------------------------------------------------------------------------

Franklin Resources                                                0.8

Electronic Arts                                                   0.8

Tiffany                                                           0.8

Coach                                                             0.8

Dollar Tree Stores                                                0.8
--------------------------------------------------------------------------------

Family Dollar Stores                                              0.8

Expeditors International of Washington                            0.8

Northern Trust                                                    0.8

McGraw-Hill                                                       0.8

Fiserv                                                            0.8
--------------------------------------------------------------------------------
Total                                                            21.8%



Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Tax-Efficient Growth Fund

6 Months Ended 8/31/02

Ten Best Contributors
--------------------------------------------------------------------------------

Wells Fargo                                                  1(cents)

Coca-Cola                                                           1

Pharmacia                                                           1

Procter & Gamble                                                    1

Intuit                                                              0

Apollo Group                                                        0

Cardinal Health                                                     0

McDonald's**                                                        0

UnitedHealth Group                                                  0

Dell Computer                                                       0
--------------------------------------------------------------------------------
Total                                                        4(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

AOL Time Warner                                             -9(cents)

Omnicom                                                             7

GE                                                                  6

Intel                                                               6

Pfizer                                                              6

Citigroup                                                           6

Clear Channel Communications                                        5

Wyeth                                                               5

Microsoft                                                           5

Home Depot                                                          4

Total                                                      -59(cents)
--------------------------------------------------------------------------------

12 Months Ended 8/31/02

Ten Best Contributors
--------------------------------------------------------------------------------

Tax-Efficient Multi-Cap Growth Fund


Wal-Mart                                                     2(cents)

Anheuser-Busch                                                      2

Procter & Gamble                                                    2

Starbucks                                                           1

McGraw-Hill                                                         1

Pharmacia                                                           1

Wells Fargo                                                         1

Bed Bath & Beyond                                                   1

Ecolab                                                              1

First Data                                                          1
--------------------------------------------------------------------------------
Total                                                              13(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

AOL Time Warner                                            -17(cents)

GE                                                                  8

Altera                                                              7

Clear Channel Communications                                        6

Intel                                                               6

Citigroup                                                           6

Bristol-Myers Squibb**                                              6

TMP Worldwide**                                                     5

Merck                                                               4

American International Group                                        4
--------------------------------------------------------------------------------
Total                                                      -69(cents)
--------------------------------------------------------------------------------


*    Position added

**   Position eliminated
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 8/31/02

Ten Best Contributors

Moody's                                                      2(cents)

Apollo Group                                                        2

Wellpoint Health Networks                                           1

Intuit                                                              1

Electronic Arts                                                     1

Patterson Dental                                                    1

AFLAC                                                               1

Lincare Holdings                                                    1

Shire Pharmaceuticals                                               1

ITT Industries                                                      1
--------------------------------------------------------------------------------
Total                                                              12(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

VeriSign                                                    -4(cents)

Univision Communications                                            3

TMP Worldwide**                                                     3

NVIDIA                                                              3

Gemstar TV Guide**                                                  3

Altera                                                              3

Corning**                                                           3

Sabre Holdings                                                      3

Paychex                                                             3

Devry                                                               3
--------------------------------------------------------------------------------
Total                                                      -31(cents)
--------------------------------------------------------------------------------

12 Months Ended 8/31/0

Ten Best Contributors
--------------------------------------------------------------------------------

Apollo Group                                                 3(cents)

Moody's                                                             2

Wellpoint Health Networks                                           2

Williams-Sonoma                                                     2

Coach*                                                              2

Choicepoint                                                         2

Symantec                                                            2

Meredith                                                            1

Anthem*                                                             1

Brown and Brown                                                     1
--------------------------------------------------------------------------------
Total                                                              18(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

VeriSign                                                    -7(cents)

TMP Worldwide**                                                     6

Altera                                                              5

Gemstar TV Guide**                                                  5

Analog Devices                                                      3

Semtech                                                             3

Applied Micro Circuits                                              3

Corning***                                                          3

Invitrogen                                                          3

Western Wireless**                                                  3
--------------------------------------------------------------------------------
Total                                                      -41(cents)
--------------------------------------------------------------------------------


*    Position added
**   Position eliminated
***  Position added and eliminated

--------------------------------------------------------------------------------
T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
                                                     Index            Fund-Line
--------------------------------------------------------------------------------
6
/30/97                                             10,000               10,000

8/31/97                                             10,192               10,233

8/31/98                                             11,107               11,170

8/31/99                                             13,121               13,435

8/31/00                                             14,638               16,106

8/31/01                                             13,534               14,364

8/31/02                                             12,764               13,463
--------------------------------------------------------------------------------

Tax-Efficient Growth Fund
--------------------------------------------------------------------------------

                                  Index#1          Index#2            Fund-Line

7/30/99                           10,000            10,000               10,000

8/31/00                           11,574            13,261               12,620

8/31/01                           8,751              7,398                9,200

8/31/02                           7,176              5,798                7,570
--------------------------------------------------------------------------------

Tax-Efficient Multi-Cap Growth Fund
--------------------------------------------------------------------------------

                                  Index#1          Index#2            Fund-Line
--------------------------------------------------------------------------------

12/29/2000                        10,000            10,000                10000

8/31/01                           7,528              7,738                8,590

8/31/02                           5,768              5,750                6,980
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
8/31/02           1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Tax-Efficient
Balanced Fund     -6.28%        0.07%       5.64%       5.92%    6/30/97

After-Tax
Preliquidation     -6.41       -0.03        5.54                    5.82

After-Tax
Post-Liquidatio    -3.18                    0.43        4.96        5.19

Tax-Efficient
Growth Fund      -18.54*       -8.46        --         -8.62     7/30/99

After-Tax
Preliquidation   -18.54*       -8.46                    --         -8.62

After-Tax
Post-Liquidatio  -11.38*       -6.65                    --         -6.76

Tax-Efficient
Multi-Cap Growt  -19.56*        --          --       -19.83*    12/29/00

After-Tax
Preliquidation   -19.56*                    --          --       -19.83*

After-Tax
Post-Liquidatio  -12.01*                    --          --       -15.62*

--------------------------------------------------------------------------------

* Adjusted to reflect a 1% redemption fee on shares held less than two years.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from redemptions of shares held for one-, three-, five-, and 10-year or since-inception periods as applicable. After-tax returns reflect the highest individual federal marginal income tax rate but exclude state and local taxes. An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. Past before- and after-tax returns do not necessarily indicate future performance. Some after-tax post-liquidation returns may exceed pretax returns during periods when the redemption of shares would result in a loss, because the loss generates a tax benefit that is factored into the result.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------


Periods                                                                   Since
Ended 8/31/02         1 Year          3 Years          5 Years        Inception
--------------------------------------------------------------------------------

Tax-Efficient
Balanced Fund
After-Tax
Preliquidation         99.86%               *            98.23%           98.31%

After-Tax
Post-Liquidation      100.00           100.00%           87.94            87.67

Tax-Efficient
Growth Fund

After-Tax
Preliquidation        100.00           100.00%                           100.00

After-Tax
Post-Liquidation      100.00           100.00                            100.00

Tax-Efficient
Multi-Cap
Growth Fund
After-Tax
Preliquidation        100.00                                             100.00

After-Taxx
Post-Liquidation      100.00                                              100.00

*Not applicable
--------------------------------------------------------------------------------

T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name (Date of Birth) Year Elected*
Principal Occupation(s) During Past 5 Years and
Other Directorships of Public Companies
Independent Directors
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)
2001

President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr. (1/27/43) 1997

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1997

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1997

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1997

Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1997

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Other Directorships of Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997
[32]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1997
[98]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Vice President, Tax-Efficient Funds
--------------------------------------------------------------------------------

M. David Testa
(4/22/44)
1997
[98]

Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Vice President and Director, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

**Each inside director serves until the election of a successor.


T. Rowe Price Tax-Efficient Funds
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
Officers
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Tax-Efficient Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Jill L. Hauser (6/23/58)
Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Tax-Efficient Funds

Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Thomas J. Huber, CFA (9/23/66)
Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62)
Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Tax-Efficient Funds

Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Hugh D. McGuirk (7/6/60)
Executive Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Tax-Efficient Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Donald J. Peters (7/3/59)
President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

William T. Reynolds (5/26/48)
Vice President, Tax-Efficient Funds

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited
--------------------------------------------------------------------------------

William J. Stromberg (3/10/60)
Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Mark R. Weigman, CFA (7/30/62)
Vice President, Tax-Efficient Funds

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children. Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.


     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

C119-051  8/31/02